UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 29, 2014

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1185 Avenue of the Americas
New York, New York   10036
(Address of Principal Executive Offices)   (Zip Code)

Registrant's Telephone Number, Including Area Code:  (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2014, Hess Corporation issued a news release reporting estimated results for the third quarter of 2014.  A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibit

	99(1)	News release dated October 29, 2014 reporting estimated results for the third quarter of 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2014

HESS CORPORATION

By:	/s/ John P. Rielly
Name:	John P. Rielly
Title:	Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99(1)	News release dated October 29, 2014 reporting estimated results for the third quarter of 2014.

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